Statement Under Oath of Principal Financial Officer Regarding
            Facts and Circumstances Relating to Exchange Act Filings

     In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2002 of World Heart Corporation (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on June 30, 2003 (the "Report") and pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Ian W. Malone, Chief Financial Officer of the Company, certify, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         /s/Ian Malone
         -------------------------------
         Name:   Ian W. Malone
         Title:  Chief Financial Officer
         Date:   June 30, 2003